SUPPLEMENT DATED MAY 1, 2025

To the

PROSPECTUS DATED:

MAY 1, 2003- TRANSAMERICA ELITE

Issued through

Separate Account VUL-3 of Transamerica Life Insurance Company

By

Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS

Please note the following portfolio change:.

Effective October 25, 2024, the subadvisor for Transamerica International Focus VP changed from Epoch Investment Partners, Inc. to Sands Capital Management, LLC.

To view investment options and other product documents, please go to following website:

http://dfinview.com/Transamerica/TAHD/893000002?site=VAVUL

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This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request.

For additional information, you may contact us at our administrative office at 1-800-851-9777, from 7:00a.m. – 6:00p.m., Central Time, or write us at 6400 C Street SW, Cedar Rapids, IA 52499. Transamerica Capital, LLC (TCL) serves as the principal underwriter for the Policies. More information about TCL is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

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This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.